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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 16, 2004

                              MAJESCO HOLDINGS INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     333-70663               06-1529524
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                    Identification No.)


                           160 Raritan Center Parkway
                            Edison, New Jersey 08837

          (Address of principal executive offices, including zip code)

                                 (732) 225-8910

              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On July 16, 2004, Majesco Holdings Inc. issued a press release announcing that it has shifted the release date of its video game, Advent Rising, to the first calendar quarter of 2005. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) The following exhibits are furnished with this report:

Exhibit No.        Description

99.1               Press Release issued by Majesco Holdings Inc., dated July 16,
                   2004.




















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MAJESCO HOLDINGS INC.
                                   (Registrant)

Dated: July 21, 2004               By:  /s/ Jesse Sutton
                                        ----------------------------------
                                        Jesse Sutton
                                        President and Chief Executive Officer